Exhibit 31.1

CERTIFICATION

                                                                             I, Terrence S. Cassidy, as Principal Executive Officer and Principal Financial Officer of NWH, certify that:

1. I have reviewed the amendment, filed on Form 10-K/A with the Commission on February 28, 2006 (the “Amendment”), to the Annual Report on Form 10-K of the registrant, NWH, Inc. (the “Annual Report”);

2. Based on my knowledge, the Amendment does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Annual Report;

3. Based on my knowledge, the financial information included in the Amendment fairly presents in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in the Annual Report;

4. As the sole certifying officer, I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and I have:

a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which the Annual Report is being prepared;

b) evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in the Annual Report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by the Annual Report based on such evaluation; and

c) disclosed in the Annual Report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting;

5. As the sole certifying officer, I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent function):

a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial data; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: March 3, 2006	By:	/s/ Terrence S. Cassidy

Terrence S. Cassidy
Principal Executive Officer and
Principal Financial Officer